SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material under Rule 14a-12

SIT LARGE CAP GROWTH FUND, INC.

SIT MID CAP GROWTH FUND, INC.

SIT MONEY MARKET FUND, INC.

SIT U.S. GOVERNMENT SECURITIES FUND, INC.

SIT MUTUAL FUNDS, INC.

SIT MUTUAL FUNDS II, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SIT LARGE CAP GROWTH FUND, INC.

SIT MID CAP GROWTH FUND, INC.

SIT U.S. GOVERNMENT SECURITIES FUND, INC.

SIT MONEY MARKET FUND, INC.

SIT MUTUAL FUNDS, INC., Comprised of:

SIT SMALL CAP GROWTH FUND

SIT BALANCED FUND

SIT DIVIDEND GROWTH FUND

SIT INTERNATIONAL GROWTH FUND

SIT DEVELOPING MARKETS GROWTH FUND

SIT MUTUAL FUNDS II, INC., Comprised of:

SIT TAX-FREE INCOME FUND

SIT MINNESOTA TAX-FREE INCOME FUND

SIT HIGH INCOME MUNICIPAL BOND FUND

3300 IDS Center

Minneapolis, Minnesota 55402

_______________________________________

NOTICE OF JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 20, 2008

_______________________________________

September 10, 2008

Dear Shareholders:

Notice is hereby given that the joint meeting of the shareholders of Sit Large Cap Growth Fund, Inc. (“Large Cap Fund”), Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”), Sit Small Cap Growth Fund (“Small Cap Fund”), Sit Balanced Fund (“Balanced Fund”), Sit Dividend Growth Fund (“Dividend Fund”), Sit International Growth Fund (“International Fund”) and Sit Developing Markets Growth Fund (“Developing Markets Fund”) (collectively the “Stock” Funds), Sit Money Market Fund, Inc. (“Money Market Fund”), Sit U.S. Government Securities Fund, Inc. (“U.S. Government Fund”), Sit High Income Municipal Bond Fund (“Muni Bond Fund”), Sit Tax-Free Income Fund (“Tax-Free Income Fund”), and Sit Minnesota Tax-Free Income Fund (“Minnesota Fund”), (collectively the “Bond” Funds) (the Stock and Bond Funds, collectively, the “Funds”) will be held at 1:15 p.m. (Minneapolis time) on Monday, October 20, 2008 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota. Preceding the meeting there will be a lunch and discussion with the Funds’ managers. The joint meeting of shareholders is being held for the following purposes:

1.	To elect the Board of Directors for each Fund;

2.	To ratify the Board’s selection of KPMG LLP to serve as each Fund’s independent auditor for the fiscal years ending March 31, 2009 or June 30, 2009; and

3.	To transact such other business as may properly come before the meeting.

Shareholders of record on August 15, 2008 are the only persons entitled to notice of and to vote at the meeting. We hope you can attend. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR UTILIZE THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY BALLOT CARD. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION CASTING OF YOUR VOTE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the accompanying Proxy Statement.

By Order of the Board of Directors,

/s/ Roger J. Sit

Roger J. Sit

President

PROXY STATEMENT

SIT LARGE CAP GROWTH FUND, INC.

SIT MID CAP GROWTH FUND, INC.

SIT U.S. GOVERNMENT SECURITIES FUND, INC.

SIT MONEY MARKET FUND, INC.

SIT MUTUAL FUNDS, INC., Comprised of:

SIT SMALL CAP GROWTH FUND

SIT BALANCED FUND

SIT DIVIDEND GROWTH FUND

SIT INTERNATIONAL GROWTH FUND

SIT DEVELOPING MARKETS GROWTH FUND

SIT MUTUAL FUNDS II, INC., Comprised of:

SIT TAX-FREE INCOME FUND

SIT MINNESOTA TAX-FREE INCOME FUND

SIT HIGH INCOME MUNICIPAL BOND FUND

3300 IDS Center

Minneapolis, Minnesota 55402

JOINT MEETING OF SHAREHOLDERS - OCTOBER 20, 2008

The enclosed Proxy is solicited by the Boards of Directors of Sit Large Cap Growth Fund, Inc. (“Large Cap Fund”), Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”), Sit Small Cap Growth Fund (“Small Cap Fund”), Sit Balanced Fund (“Balanced Fund”), Sit Dividend Growth Fund (“Dividend Fund”), Sit International Growth Fund (“International Fund”) and Sit Developing Markets Growth Fund (“Developing Markets Fund”) (collectively the “Stock” Funds), Sit Money Market Fund, Inc. (“Money Market Fund”), Sit U.S. Government Securities Fund, Inc. (“U.S. Government Fund”), Sit High Income Municipal Bond Fund (“Muni Bond Fund”), Sit Tax-Free Income Fund (“Tax-Free Income Fund”), and Sit Minnesota Tax-Free Income Fund (“Minnesota Fund”), (collectively the “Bond” Funds) (the Stock and Bond Funds, collectively, the “Funds”), in connection with the joint meeting of shareholders of the Funds to be held at 1:15 p.m. (Minneapolis time) on Monday, October 20, 2008 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, and at any adjournments thereof.

The Sit Mutual Funds are comprised of six issuers of either one series or multiple series of shares. Each series is a separate mutual fund. Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., Sit U.S. Government Securities Fund, Inc., and Sit Money Market Fund, Inc. are corporations and each issue a single series of shares (collectively, the “Non-Series Funds”). Sit Mutual Funds, Inc. is the corporate issuer of the International Fund, Balanced Fund, Developing Markets Fund, Small Cap Fund, and Dividend Fund; and Sit Mutual Funds II, Inc. is the corporate issuer of the Tax-Free Income Fund, Minnesota Fund and Muni Bond Fund. (The series funds of Sit Mutual Funds, Inc. and Sit Mutual Funds II, Inc. are referred to collectively as the “Series Funds”). The Funds’ investment adviser is Sit Investment Associates, Inc., (the “Adviser”) 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. The cost of solicitation, including the cost of preparing and mailing the Notice of the Joint Meeting of Shareholders and this Proxy Statement, will be paid by the Adviser, with the exception of Muni Bond Fund, which pays its own expenses. The proxy mailing will take place on approximately September 10, 2008. Representatives of the Funds may, without cost to the Funds, solicit Proxies for the management of the Funds by means of mail, telephone or personal calls.

In order for the meeting to go forward for an issuer, there must be a quorum present. Each shareholder is entitled to one vote for each share held. A majority of the shares outstanding of each Non-Series Fund must be present in person or by proxy to achieve a quorum and 10% of the shares outstanding of each corporate issuer of a Series Fund must be present in person or by proxy to achieve a quorum. Shareholders of the Series Funds underlying Sit Mutual Funds, Inc. and Sit Mutual Funds II, Inc. vote together as shareholders of their respective corporate issuer. Provided a quorum is represented, for each Fund, approval of proposal 1 requires the vote of a plurality of shares represented at the meeting and approval of proposal 2 requires the affirmative vote of more than 50% of shares of each issuer represented at the meeting. Neither of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Funds, or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted “for” each item for which no choice is specified, in accordance with the recommendation of the applicable Fund’s Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder’s choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified on proposal 2 but not on proposal 1 for the election of directors.

For the Funds, abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted, and will have the same effect as a vote “against” such item. With respect to the election of directors, a shareholder may withhold authority to vote on a director. Assuming a quorum is present, however, such action will have no effect on the proposal to elect directors. Under the Rules of the New York Stock Exchange, if a proposal is considered “non-discretionary,” then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. Neither of the proposals being presented to shareholders at the meeting is considered non-discretionary.

So far as the Board of Directors is aware, no matter other than those described in this Proxy Statement will be acted upon at the meeting. Should other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

In the event that sufficient Proxy votes in favor of the proposals set forth in the Notice of Joint Meeting of Shareholders are not received by October 20, 2008, the persons named as proxies may propose one or more adjournments of the meeting with respect to one or more of the Funds to permit further solicitation of Proxies. With respect to any Fund, an adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournments with respect to any of said proposals if the proxies are instructed, by more than a majority of the shares represented in person or by proxy, to vote “for” the proposal(s) for which the adjournment is being proposed. The persons named as proxies will vote against such adjournment if they are instructed (by a majority of the shares represented in person or by proxy) to vote “against” the proposal(s) for which the adjournment is being proposed.

Only shareholders of record on August 15, 2008 may vote at the meeting or any adjournment thereof. As of August 15, 2008, the Funds had the following number of issued and outstanding common shares, the only class of securities of each Fund:

Large Cap Fund	7,244,071	Dividend Fund – Class I	3,123,922	U.S. Government Fund	26,885,944
Mid Cap Fund	14,072,978	Dividend Fund – Class S	618,427	Muni Bond Fund	4,302,709
Small Cap Fund	2,485,561	International Fund	2,099,716	Tax-Free Income Fund	35,757,904
Balanced Fund	783,308	Developing Markets Fund	874,544	Minnesota Fund	30,536,521
				Money Market Fund	75,202,455

PROPOSAL 1

ELECTION OF DIRECTORS

It is intended that the enclosed Proxies will be voted for the election of the persons named below as directors for the applicable Funds, or in the case of the Series Funds, the applicable corporation, unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a Fund Director will be until the next regular or special meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

Mr. Roger J. Sit is the only non-incumbent nominee. At its joint meeting held on July 24, 2008, the Directors of each Fund selected and unanimously nominated Mr. Roger J. Sit to serve as a non-independent (interested) director to fill the vacancy in each board as a result of the death of Mr. Eugene C. Sit in June of 2008. Additionally, the Directors of each Fund unanimously approved the appointment of Mr. Roger J. Sit as Chairman of the Boards of Directors upon his election to each board. Upon election by the shareholders, Mr. Sit’s term of office will be effective on that date.

DIRECTOR NOMINEE INFORMATION:

Pertinent information regarding each nominee is set forth below. The business address of each nominee is the same as that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402.

Name, Address and Age	Position Held with the Funds	Term of Office(1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Director- ships (2) Held By Director
Interested Directors:
Roger J. Sit (3) Age: 46	President	President since 7/08; Executive Vice President from 1/98 to 7/08.	President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”) since 2/08; President of the Adviser from 3/06 – 2/08; Executive Vice President of the Adviser from 1/98 – 3/06; Director, President, CEO and Global CIO of Sit/Kim International Investment Associates, Inc. (“Sit/Kim”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.

(Table Continued)

Name, Address and Age	Position Held with the Funds	Term of Office(1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Director- ships (2) Held By Director
Interested Directors (continued):
William E. Frenzel (3) Age: 80	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of Sit/Kim; Director of SF.	12	None.
Independent Directors:
Melvin C. Bahle Age: 89	Director	Director since 2005; Director Emeritus from 1995 to 2005, and Director from 1984 to 1995, or the Fund’s inception if later.	Director and/or officer of several foundations and charitable organizations.	12	None.
John P. Fagan Age: 78	Director	Director since 2006.	Honorary member on Board of St. Joseph’s College in Rensselaer, Indiana	12	None.
Sidney L. Jones Age: 74	Director	Director from 1988 to 1989 and from 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities; Senior Advisor to Lawrence and Company (investment management), Toronto, Canada.	12	None.
Bruce C. Lueck Age: 67	Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations. President & Chief Investment Officer, Okabena Investment Services, Inc. from 1985 to 2003; Board Member, Okabena Company from 1985 to 2003.	12	None.
Donald W. Phillips Age: 60	Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.
1)	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
2)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

3)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

DIRECTOR SHARE HOLDINGS:

The table below indicates the dollar range of equity securities beneficially owned by each Director in each Fund and in all Sit Mutual Funds in the aggregate overseen by the each incumbent Director and non-incumbent nominee as of August 7, 2008.

	Roger J. Sit (1)	William E. Frenzel (1)	Melvin C. Bahle	John P. Fagan	Sidney L. Jones	Bruce C. Lueck	Donald W. Phillips
Large Cap Growth Fund	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001 - $50,000	None	None
Mid Cap Growth Fund	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$50,001 - $100,000	None	Over $100,000
Small Cap Growth Fund	Over $100,000	$50,001 - $100,000	Over $100,000	None	$50,001 - $100,000	None	Over $100,000
Balanced Fund	$10,001 - $50,000	None	None	None	None	None	None
International Fund	Over $100,000	Over $100,000	Over $100,000	None	None	None	$10,001 - $50,000
Dividend Fund	$10,001 - $50,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	None
Developing Markets Fund	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	None	None	None	None
Money Market Fund	$10,001 - $50,000	None	Over $100,000	None	None	Over $100,000	None
U.S. Government Fund	$50,001 - $100,000	None	$10,001 - $50,000	None	Over $100,000	None	None
Tax-Free Income Fund	$1 - $10,000	Over $100,000	Over $100,000	None	None	Over $100,000	None
Minnesota Fund	Over $100,000	None	None	None	None	None	None
Muni Bond Fund	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in the 12 Sit Mutual Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
(1)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

The table below indicates the amount of securities owned beneficially, or of record, by each independent Director, and their immediate family members, in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds. Information provided is as of June 30, 2008.

Name of Independent Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Melvin C. Bahle	---	---	---	---	---
Sidney L. Jones	---	---	---	---	---
John P. Fagan	---	---	---	---	---
Bruce C. Lueck	Bruce C. Lueck	Sit Capital Fund, L.P. (1)	L.P. (2)	$275,559	0.7%
Donald W. Phillips	National Financial Services FBO Donald W. Phillips (IRA)	Sit Pacific Basin Fund, LLC (3)	LLC (4)	$223,670	2.4%
	National Financial Services FBO Donald W. Phillips (Profit Sharing Plan)	Sit Pacific Basin Fund, LLC (3)	LLC (4)	$36,403	0.4%
1)	Sit Investment Associates, Inc. is the general partner and a limited partner.
2)	Membership interest in Limited Partnership.
3)	Sit/Kim International Investment Associates II, LLC, an affiliate of Sit Investment Associates, Inc., holds Class A and Class B Membership Interests in the Fund.
4)	Membership interest in Limited Liability Company.

There were four joint meetings of the Funds’ Boards of Directors during their fiscal years ended March 31, 2008 for the Bond Funds and June 30, 2008 for the Stock Funds. Each incumbent director and Mr. Roger J. Sit, non-incumbent nominee, attended all meetings.

STANDING BOARD COMMITTEES:

Audit Committee: The Funds’ Boards of Directors has standing audit committees for each board, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act. Each audit committee is comprised of Melvin C. Bahle, John P. Fagan, Sidney L. Jones, Bruce C. Lueck, and Donald W. Phillips. The Funds’ Boards of Directors have determined that each member of the audit committees is not an “interested person” as defined in the Investment Company Act of 1940. The primary responsibilities of the audit committees are (a) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls, and the internal controls of the Funds’ accounting, transfer agency and custody service providers, (b) to oversee the Funds’ financial reporting and the independent audit of the Funds’ financial statements, and (c) to act as a liaison between the Funds’ independent auditors and the full Boards of Directors. There were two joint meetings of the audit committees held during the fiscal years ended March 31, 2008 for the Bond Funds and June 30, 2008 for the Stock Funds, which were attended by each member of the audit committee. The Boards of Directors have adopted a written charter for the audit committees, a copy of which has been attached as an appendix to this Proxy Statement.

Other Board Committees: The Boards of Directors do not have nominating or compensation committees. Because of the small size of the Funds’ Boards of Directors and typically long tenure, it is their view that it is appropriate for the Funds to not have a director nominating committee. All directors, including all five independent directors, participate in the consideration of director nominees and approved the re-election of the existing Boards of Directors.

Selection Of Director Nominees: The Funds have not received any shareholder recommendations for director nominees. The Board of Directors will consider shareholder recommendations for director nominees in connection with each shareholders meeting of the Funds and any special shareholders meeting which is called for the purpose of electing directors. The Board of Directors will evaluate nominees for director recommended by a shareholder in the same manner it evaluates other nominees.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chairman of the Board (Mr. Roger J. Sit, Chairman nominee) at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402-2211. At a minimum, the recommendation should include:

•	the name, address, and business, of the person being recommended;
•	pertinent background of the person being recommended including education and current and former occupations;
•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;
•

any other information concerning the person that the Funds would be required to include in a proxy statement pursuant to the Securities Exchange Act of 1934 and the Rules thereunder, if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board of Directors in evaluating the recommendation. In addition to considering shareholder recommendations, the Board of Directors may consider recommendations by business and personal contacts of current Board members, and by Fund management.

In evaluating director nominees, the Board of Directors considers many factors, including but not limited to, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable Securities and Exchange Commission (“SEC”) rules. The Board of Directors also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. Individuals being considered are asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC rules.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS:

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chairman of the Board, Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN, 55402-2211. Shareholders can communicate directly with an individual director by writing to that director at the same address. Such communications to the Board or individual directors are forwarded directly to the appropriate board member.

DIRECTOR ATTENDANCE AT SHAREHOLDERS MEETINGS:

The directors are encouraged to attend shareholders meetings of the Funds in person. All directors attended the most recent shareholders meeting of the Funds in person, and were available to meet with shareholders before and after the meeting.

DIRECTOR COMPENSATION:

The following table sets forth the aggregate compensation received by each Director from each Fund during the most recently ended fiscal year of each Fund, and from all twelve of the Sit Mutual Funds during such periods. With the exception of the Muni Bond Fund, which pays its own expenses, the Adviser pays all of the Funds’ expenses including the compensation and expenses of the Directors (but excluding extraordinary expenses, interest, brokerage commissions, and other transaction charges relating to investing activities). The directors who are not paid employees or officers of the Funds receive an annual retainer of $30,000. In addition, the chairman of the Audit Committee and the lead director receive $2,500 annually for serving in such capacities. Directors receive $2,500 for attendance at Board of Directors meetings, and $1,000 for attendance at Audit Committee meetings. These amounts are evenly allocated among the Funds and listed in the following table. In addition, directors are reimbursed for their out-of-pocket expenses incurred while traveling to attend Board and Committee meetings, on Fund business, and to attend mutual fund industry conferences or seminars.

The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the twelve months ended December 31, 2007. Eugene C. Sit was an officer of the Adviser and its affiliates and did not receive any such compensation and is not included in the table. Roger J. Sit is an officer of the Adviser and its affiliates and did not receive any such compensation and is not included in the table.

Name of Director	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex (1)
Melvin C. Bahle	$3,500	None	None	$42,000
John P. Fagan	$3,500	None	None	$42,000
William E. Frenzel	$3,333	None	None	$40,000
Sidney L. Jones	$3,917	None	None	$47,000
Bruce C. Lueck	$3.500	None	None	$42,000
Donald W. Phillips	$3,500	None	None	$42,000
(1)	For the period January 1, 2007 to October 25, 2007, the Sit Funds consisted of 13 investment companies; as of October 26, 2007, the Sit Funds consist of 12 investment companies.

BOARD RECOMMENDATION:

       EACH FUND’S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE PERSONS NAMED ABOVE AS DIRECTORS.

       If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a Director.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITOR

The 1940 Act provides that every registered investment company shall be audited at least once each year by independent auditors selected by a majority of the directors of the investment company who are not interested persons of the investment company. The 1940 Act requires that such selection be submitted for ratification or rejection by the shareholders at their next meeting following such selection.

At a meeting held on July 24, 2008, the directors of the Funds (including the members of the audit committees) unanimously selected KPMG LLP to be each Fund’s independent auditor for the fiscal year ending March 31, 2009 for the Bond Funds and June 30, 2009 for the Stock Funds. Such firm has served as each Fund’s independent auditor since each such Fund’s inception. KPMG LLP has no material direct or indirect financial interest in any of the Funds, other than the receipt of fees for services to the Funds. KPMG LLP examines the annual financial statements of the Funds and provides certain other audit-related and tax-related services to the Funds.

Representatives of KPMG LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make statements to shareholders if they so desire, and are expected to be available to respond to any questions, which may arise at the meeting.

FEES PAID TO KPMG LLP:

With the exception of the Muni Bond Fund, which pays its own expenses, the Adviser pays the Funds’ expenses, including fees paid to KPMG LLP (but excluding extraordinary expenses, interest, brokerage commissions, and other transaction charges relating to investing activities).

Audit Fees: Fees billed by KPMG LLP for professional services in connection with the audit of the Funds’ financial statements for the last two fiscal years are set forth below.

Fund	2008	2007	Fund	2008	2007
Large Cap Fund	$19,500	$18,900	Money Market Fund	$18,000	$17,500
Mid Cap Fund	23,900	21,900	U.S. Government Fund	16,800	16,300
Small Cap Fund	17,400	16,900	Muni Bond Fund	14,400	14,000
Balanced Fund	14,800	14,400	Tax-Free Income Fund	24,000	22,000
Dividend Fund	14,200	13,800	Minnesota Fund	19,000	18,500
International Fund	21,600	21,000	Florida Tax-Free Fund (2)	2,500	16,300
Developing Markets Fund	14,100	13,700
Science and Technology Fund (1)	2,500	14,300
(1)	Pursuant to a Plan of Reorganization, on 10/26/07 the Mid Cap Fund acquired all of the assets of the Science and Technology Fund in exchange for shares of the Mid Cap Fund.
(2)	Pursuant to a Plan of Reorganization, on 7/31/07 the Tax-Free Income Fund acquired all of the assets of the Florida Tax-Free Fund in exchange for share of the Tax-Free Income Fund.

Audit-Related Fees: KPMG LLP did not bill for services related to the performance of the audit of the Funds’ financial statements for the last two fiscal years that are not reported above.

Tax Fees: KPMG LLP billed each Fund $4,095 in fiscal year 2008 and $3,975 in fiscal year 2007 for tax-related services provided to each Fund. Tax related services consist of tax compliance, tax advice, and tax planning.

These services relate primarily to the preparation of tax returns and regulated investment company qualification testing and analysis.

All Other Fees: KPMG LLP did not bill for services other than the services reported above for the last two fiscal years.

Aggregate Non-Audit Fees: The aggregate fees billed by KPMG LLP for the last two fiscal years for non-audit services provided to each of the Funds, the Adviser and entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Funds were $0 and $32,000, respectively.

AUDIT COMMITTEE PRE-APPROVAL POLICIES:

The Audit Committee has established procedures requiring the Audit Committee to pre-approve audit and non-audit services performed for the Funds by KPMG LLP in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Services to be provided by KPMG LLP must receive general pre-approval or specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to the Audit Committee chairman. The chairman shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by KPMG LLP to management.

BOARD RECOMMENDATION:

EACH FUND’S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS EACH FUND’S INDEPENDENT AUDITOR.

OFFICERS OF THE FUNDS

Information about each officer’s position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years, and the business address is the same as that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. No officer receives any compensation from the Funds.

Name, Address and Age	Position Held with the Funds	Term of Office(6) and Length of Time Served	Principal Occupations During Past Five Years
Roger J. Sit Age: 46	President	Re-Elected by the Boards annually; Officer since 1998.

President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”) since 2/08; President of the Adviser from 3/06 – 2/08; Executive Vice President of the Adviser from 1/98 – 3/06; Director, President, CEO and Global CIO of Sit/Kim International Investment Associates, Inc. (“Sit/Kim”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).

Michael C. Brilley (1) Age: 63	Senior Vice President	Re-Elected by the Boards annually; Officer since 1985.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director and President and Chief Fixed Income Officer of SF.
Mark H. Book (3)(5) Age: 45	Vice President – Investments	Re-Elected by the Boards annually; Officer since 2002.	Vice President and Portfolio Manager of SF.
Kelly K. Boston Age: 39	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser; Secretary of the Distributor.
Bryce A. Doty (3) Age: 41	Vice President – Investments	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.
Kent L. Johnson (2) Age: 43	Vice President – Investments	Re-Elected by the Boards annually; Officer since 2003.	Senior Vice President – Research and Investment Management of the Adviser.
Paul J. Junquist (4) Age: 47	Vice President – Investments	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 63	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of Dorsey & Whitney, LLP, the Funds’ General Counsel.
Paul E. Rasmussen Age: 47	Vice President, Treasurer & Chief Compliance Officer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President of the Distributor.

Name, Address and Age	Position Held with the Funds	Term of Office(6) and Length of Time Served	Principal Occupations During Past Five Years
Carla J. Rose Age: 42	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.

Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF; Vice President and Assistant Secretary of the Distributor.

Debra A. Sit (1) Age: 48	Vice President – Investments	Re-Elected by the Boards annually; Officer since 1994.	Vice President – Bond Investments of the Adviser; Senior Vice President, Assistant Treasurer and Assistant Secretary of SF; Assistant Treasurer and Assistant Secretary of Sit/Kim.
Robert W. Sit (2) Age: 39	Vice President – Investments	Re-Elected by the Boards annually; Officer since 1997.	Vice President – Research and Investment Management of the Adviser.
Ronald D. Sit (2) Age: 49	Vice President – Investments	Re-Elected by the Boards annually; Officer since 1985.	Vice President – Research and Investment Management of the Adviser.
1)	Sit Bond Funds only: Sit U.S. Government Securities Fund, Inc.; Sit Money Market Fund, Inc.; and Sit Mutual Funds II, Inc.
2)	Sit Stock Funds only: Sit Mid Cap Growth Fund, Inc.; Sit Large Cap Growth Fund, Inc.; and Sit Mutual Funds, Inc.
3)	Sit Taxable Bond Funds only: U.S. Government Securities Fund, Inc.; and Sit Balanced Fund.
4)	Sit Tax-Exempt Bond Funds and Money Market Fund only: Sit Money Market Fund, Inc.; Sit Tax-Free Income Fund; Sit Minnesota Tax-Free Income Fund; and Sit High Income Municipal Bond Fund.
5)	Sit Money Market Fund, Inc. only.
6)	Officers are elected by the Board of Directors and serve until their resignation or termination.

ANNUAL REPORTS OF THE FUNDS

The combined Annual Report of the Bond Funds, containing financial statements for the fiscal year ended March 31, 2008 was mailed to shareholders of the Bond Funds on approximately May 28, 2008. The combined Annual Report of the Stock Funds, containing financial statements for the fiscal year ended June 30, 2008 was mailed to shareholders of the Stock Funds on approximately August 28, 2008. If you have not received a report for your Fund or would like to receive another copy, please contact the Funds by phone at 800-332-5580 or 612-334-5888 or by mail at 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402, and one will be sent, without charge, by first class mail, within three business days.

SHAREHOLDERS WITH THE SAME ADDRESS

The Funds’ practice is to “household,” or consolidate shareholder mailings of proxy statements to shareholders who share the same address. This means that a single copy of this proxy statement is sent to the address of record. If at any time you wish to receive multiple copies of the proxy statement at your address, you may contact the Funds by phone at 800-332-5580 or by mail at 3300 IDS Center, 90 South Seventh Street, Minneapolis, MN 55402, and the Funds will mail additional proxy statements for each of your accounts within 30 days of your request. You may also contact the Funds in the same manner and request that you receive a single copy of proxy statements if you are receiving multiple copies at a particular address.

SHARE OWNERSHIP

Except as set forth below, no person or entity, to the knowledge of Fund management beneficially owned more than 5% of the outstanding shares of any Fund as of August 15, 2008.

The following table sets forth certain share ownership information (including the number of shares owned and the percentage of total outstanding shares of the Funds such shares represented) with respect to directors of the Funds, all officers and directors as a group, and persons and entities known by the Funds to beneficially own more than 5% of any of the Fund’s outstanding shares as of August 15, 2008.

	Number of Shares Beneficially Owned
	Large Cap Fund		Mid Cap Fund		Small Cap Fund		Balanced Fund
Beneficial Owners
Directors:	#	%	#	%	#	%	#	%
Roger J. Sit	5,167	(a)	101,653	(a)	59,208	2.37	1,466	(a)
William E. Frenzel	11,667	(a)	10,764	(a)	2,541	(a)	0
Melvin C. Bahle	23,926	(a)	106,244	(a)	6,343	(a)	0
John P. Fagan	80,145	1.11	55,360	(a)	0		0
Sidney L. Jones	708	(a)	5,000	(a)	1,981	(a)	0
Bruce C. Lueck	0		0		0		0
Donald W. Phillips	0		15,126	(a)	9,469	(a)	0
All Director & Officers:	134,835	2.03	565,670	3.98	185,297	7.42	1,466	(a)
Directors, Officers, Adviser &
Employees: (b)	412,172	6.22	2,984,587	21.00	736,764	29.49	210,984	26.60

(a) Less than 1%.
(b) Reflects the combined share ownership information with respect to each Fund’s directors, officers, adviser (Sit Investment Associates, Inc.) and the adviser’s subsidiaries and employees.

Other 5% Shareholders:
Charles Schwab & Co. Special Custody Acct 101 Montgomery Street San Francisco, CA	3,885,090	53.63	2,240,062	15.92	336,593	13.54	53,804	6.87
National Financial Services Corp. FBO Customers P.O. Box 3908 New York, NY	1,420,211	19.61	977,367	6.95	215,445	8.67	51,302	6.55
Ameritrade Inc. FBO Customers P.O. Box 2226 Omaha, NE	447,305	6.17
Tech-Bilt Inc. P.O. Box 800036 San Diego, CA					139,453	5.61
Christ Presbyterian Church 6901 Normandale Rd Minneapolis, MN							69,554	8.88

	Number of Shares Beneficially Owned
	International Fund		Developing Markets Fund		Dividend Fund – Class I		Dividend Fund – Class S
Beneficial Owners
Directors:	#	%	#	%	#	%	#	%
Roger J. Sit	19,549	(a)	754	(a)	1,529	(a)	0
William E. Frenzel	14,066	(a)	1,075	(a)	26,461	(a)	0
Melvin C. Bahle	7,071	(a)	1,130	(a)	29,342	(a)	0
John P. Fagan	0		0		0		0
Sidney L. Jones	0		0		8,452	(a)	0
Bruce C. Lueck	0		0		15,191	(a)	0
Donald W. Phillips	1,109	(a)	0		0		0
All Directors & Officers:	98,716	4.66	13,842	1.55	89,569	2.85	0
Directors, Officers, Adviser &
Employees: (b)	724,550	34.20	183,570	20.55	777,272	24.71	18,140	1.66

(a) Less than 1%.
(b) Reflects the combined share ownership information with respect to each Fund’s directors, officers, adviser (Sit Investment Associates, Inc.) and the adviser’s subsidiaries and employees.

Other 5% Shareholders:
Charles Schwab & Co. Special Custody Acct 101 Montgomery Street San Francisco, CA	202,164	23.12			381,562	61.70
National Financial Services Corp. FBO Customers P.O. Box 3908 New York, NY	66,774	7.64			139,075	22.49
Ivan Bowen Trust U/A DTD 4/17/86 1221 Gulf Shore Blvd N Naples, FL			206,705	6.62
Eide Bailly Employee Benefits FBO Sit Investment 401K Plan 5601 Green Valley Drive Ste 700 Bloomington, MN			165,300	5.29
Kim Family Revocable Trust 41783 N 101 Way Scottsdale, AZ			159,368	5.10

	Number of Shares Beneficially Owned
	Muni Bond Fund		Tax-Free Income Fund		Minnesota Fund		U.S. Government Fund
Beneficial Owners
Directors:	#	%	#	%	#	%	#	%
Roger J. Sit	0		561	(a)	83,601	(a)	6,871	(a)
William E. Frenzel	0		108,731	(a)	0		0
Melvin C. Bahle	0		202,339	(a)	0		2,112	(a)
John P. Fagan	0		0		0		0
Sidney L. Jones	0		0		0		47,780	(a)
Bruce C. Lueck	0		30,178	(a)	0		0
Donald W. Phillips	0		0		0		0
All Directors & Officers:	0		399,456	1.12	179,766	(a)	63,053	(a)
Directors, Officers, Adviser &	0
Employees: (b)	23,471	(a)	1,337,894	3.76	1,808,649	5.98	501,119	2.00

(a) Less than 1%
(b) Reflects the combined share ownership information with respect to each Fund’s directors, officers, adviser (Sit Investment Associates, Inc.) and the adviser’s subsidiaries and employees.

Other 5% Shareholders:
Charles Schwab & Co. Special Custody Acct 101 Montgomery Street San Francisco, CA	596,933	13.87	4,043,878	11.31	6,584,438	21.56	13,252,812	49.29

National Financial Services Corp. FBO Customers P.O. Box 3908 New York, NY	1,231,110	28.61	13,519,385	37.81	1,979,878	6.48	4,916,163	18.29

Prudential Investment Mgmt Services, FBO Mutual Fund Clients 100 Mulberry Street Newark, NJ			3,324,091	9.30

SEI Private Trust Company c/o Mellon Bank One Freedom Valley Drive Oake, PA	530,223	12.32

Justine Miner Non Exempt Trust & Luke Miner Non Exempt Trust U/A DTD 11/11/1994 135 Main Street, Ste 1140 San Francisco, CA	441,922	10.27

4NY22, LP A Partnership 10384 Lorenzo Drive Los Angeles, CA	438,786	10.20

VFP Securities LLC 151 Kaimus Dr Ste J1 Costa Mesa, CA	219,612	5.10

	Number of Shares Beneficially Owned
	Money Market Fund
Beneficial Owners
Directors:	#	%
Roger J. Sit	25,336	(a)
William E. Frenzel	0
Melvin C. Bahle	318,551	(a)
John P. Fagan	0
Sidney L. Jones	0
Bruce C. Lueck	1,112,673	1.48
Donald W. Phillips	0
All Directors & Officers:	1,631,264	2.12
Directors, Officers, Adviser &
Employees: (b)	42,252,703	55.03

(a) Less than 1%
(b) Reflects the combined share ownership information with respect to each Fund’s directors, officers, adviser (Sit Investment Associates, Inc.) and the adviser’s subsidiaries and employees.
Other 5% Shareholders:
Metropolitan Sports Facilities Commission 900 South Fifth Street Minneapolis, MN	4,504,251	5.99

SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the President of the Fund, 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Dated:   September 10, 2008

By Order of the Board of Directors,

/s/ Roger J. Sit

Roger J. Sit

President

PROXY STATEMENT

Appendix - Audit Committee Charter

Sit Mid Cap Growth Fund, Inc.

Sit Large Cap Growth Fund, Inc.

Sit U.S. Government Securities Fund, Inc.

Sit Money Market Fund, Inc.

Sit Mutual Funds, Inc.

Sit Mutual Funds II, Inc.

(collectively, the “Funds”)

AUDIT COMMITTEES CHARTER

1.	Audit Committee Composition

The Audit Committees shall be composed entirely of directors who are not interested persons of the Funds (except in their capacities as directors) as defined in section 2(a)(19) of the Investment Company Act of 1940. A member of an Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Funds other than in his or her capacity as a member of the Audit Committee, the board of directors, or any other board committee. The full Boards of Directors shall appoint the members of the Audit Committees.

The full Boards of Directors shall determine annually whether any member of the Audit Committees is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

2.	Responsibilities of the Audit Committee

The primary responsibilities of the Audit Committees are:

(a)

to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls over financial reporting, and the internal controls of the Funds’ accounting, transfer agency and custody service providers;

(b)	to oversee the Funds’ financial reporting and the independent audit of the Fund’s financial statements; and
(c)

to oversee, or, as appropriate, assist the full Boards’ oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits;

(d)	to act as a liaison between the Funds’ independent auditors and the full Boards of Directors.

The function of the Audit Committees is oversight. Fund management (which includes the officers and employees of Sit Investment Associates, Inc (the “Adviser”), and the Funds’ accounting, transfer agency and custody service providers) is primarily responsible for maintaining appropriate accounting and internal control systems. The independent auditors are primarily responsible for planning and completing a proper audit.

3.	Duties and Powers of the Audit Committee

To carry out their responsibilities, the Audit Committees shall have the following duties and powers:

(a)	to select, appoint, retain or terminate the independent auditors and, in connection therewith,
i.

to evaluate the independence of the auditors, including the auditors’ representation of its independence which shall provide details regarding audit and non-audit services provided to. the Adviser or any affiliate of the Adviser that provides ongoing services to the Funds; and

ii.	to evaluate the quality of the services provided by the individual auditors and to determine the auditors’ compensation.
(b)

to approve prior to appointment the engagement of the auditor to provide other audit services to the Funds or to provide non-audit services to the Funds, the Adviser or any affiliate of the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

(c)	to meet with the Funds’ independent auditors, including private meetings, as the Audit Committees determine appropriate,
i.	to review the arrangements for and scope of the annual audit and any special audits;
ii.	to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audits;
iii.	to consider the auditors’ comments with respect to the Funds’ accounting and financial reporting policies, procedures and internal accounting controls and management’s responses thereto;
iv.	to review the form of opinion the auditors render to the Boards and shareholders; and
v.	to review reports and other communications provided by the independent auditors as required by regulation or industry standards.
(d)	to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;
(e)	to review the fees charged by the auditors for audit and non-audit services;
(f)

to review with the Funds’ principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Funds’ internal control over financial reporting;

(g)	to establish procedures for:
i.	the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters; and
ii.

the confidential, anonymous submission by employees of the Adviser and service providers of concerns regarding questionable accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law of fiduciary duty.

(h)	to investigate improprieties or suspected improprieties in connection with the Funds’ accounting or financial reporting; and

(i)

to report its activities to the full Boards on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Audit Committees may determine necessary or appropriate.

(j)

The Audit Committees shall have the resources and authority appropriate to discharge their responsibilities, including the authority to retain special counsel and other advisers or consultants at the expense of the appropriate Fund(s) as they determine necessary to carry out their duties.

(k)	The Audit Committees shall review this Charter at least annually and recommend any changes to the full Boards of Directors.
(l)	Nothing in this Charter shall be interpreted as diminishing or derogating the responsibilities of the full Boards of Directors.
4.	Operations of the Audit Committee
(a)

The Audit Committees shall meet on a regular basis as they determine appropriate, and are empowered to hold special meetings as circumstances require. Meetings may be held telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws.

(b)

The Audit Committees shall regularly meet with appropriate representatives of the Funds and the independent auditor as the Audit Committees determine appropriate. The Audit Committees shall also meet with Adviser or Fund personnel, and personnel of the Funds’ accounting, transfer agency and custody service providers as the Audit Committees determine appropriate.

(c)	The Audit Committees shall prepare and retain minutes of its meetings.
(d)	The Audit Committees may select one of its members to be the chair.

PROXY

SIT MUTUAL FUNDS

3300 IDS Center Minneapolis, Minnesota 55402

(612) 334-5888; (800) 332-5580

SIT MID CAP GROWTH FUND, INC.	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger J. Sit, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 15, 2008, at the annual meeting of shareholders of the Fund to be held on October 20, 2008, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(1) Roger J. Sit	(4) William E. Frenzel	(7) Donald W. Phillips	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (a)
	(2) Melvin C. Bahle	(5) Sidney L. Jones		☐	☐	☐
	(3) John P. Fagan	(6) Bruce C. Lueck

_________________________________________________________________
(a)	To withhold a vote for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

	FOR	AGAINST	ABSTAIN
2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending in the year 2009.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2008

__________________________________________

Signature (and title if applicable)

__________________________________________

Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

SIT MUTUAL FUNDS

3300 IDS Center     Minneapolis, Minnesota 55402

(612) 334-5888; (800) 332-5580

SIT LARGE CAP GROWTH FUND, INC.	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger J. Sit, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Large Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 15, 2008, at the annual meeting of shareholders of the Fund to be held on October 20, 2008, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(1) Roger J. Sit	(4) William E. Frenzel	(7) Donald W. Phillips	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (a)
	(2) Melvin C. Bahle	(5) Sidney L. Jones		☐	☐	☐
	(3) John P. Fagan	(6) Bruce C. Lueck

_________________________________________________________________
(a)	To withhold a vote for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

	FOR	AGAINST	ABSTAIN
2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending in the year 2009.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2008

__________________________________________

Signature (and title if applicable)

__________________________________________

Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

SIT MUTUAL FUNDS

3300 IDS Center     Minneapolis, Minnesota 55402

(612) 334-5888; (800) 332-5580

SIT INTERNATIONAL GROWTH FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger J. Sit, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit International Growth Fund (the "Fund"), held of record by the undersigned on August 15, 2008, at the annual meeting of shareholders of the Fund to be held on October 20, 2008, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(1) Roger J. Sit	(4) William E. Frenzel	(7) Donald W. Phillips	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (a)
	(2) Melvin C. Bahle	(5) Sidney L. Jones		☐	☐	☐
	(3) John P. Fagan	(6) Bruce C. Lueck

_________________________________________________________________
(a)	To withhold a vote for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

	FOR	AGAINST	ABSTAIN
2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending in the year 2009.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2008

__________________________________________

Signature (and title if applicable)

__________________________________________

Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

SIT MUTUAL FUNDS

3300 IDS Center     Minneapolis, Minnesota 55402

(612) 334-5888; (800) 332-5580

SIT BALANCED FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger J. Sit, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Balanced Fund (the "Fund"), held of record by the undersigned on August 15, 2008, at the annual meeting of shareholders of the Fund to be held on October 20, 2008, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(1) Roger J. Sit	(4) William E. Frenzel	(7) Donald W. Phillips	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (a)
	(2) Melvin C. Bahle	(5) Sidney L. Jones		☐	☐	☐
	(3) John P. Fagan	(6) Bruce C. Lueck

_________________________________________________________________
(a)	To withhold a vote for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

	FOR	AGAINST	ABSTAIN
2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending in the year 2009.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2008

__________________________________________

Signature (and title if applicable)

__________________________________________

Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

SIT MUTUAL FUNDS

3300 IDS Center     Minneapolis, Minnesota 55402

(612) 334-5888; (800) 332-5580

SIT SMALL CAP GROWTH FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger J. Sit, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Small Cap Growth Fund (the "Fund"), held of record by the undersigned on August 15, 2008, at the annual meeting of shareholders of the Fund to be held on October 20, 2008, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(1) Roger J. Sit	(4) William E. Frenzel	(7) Donald W. Phillips	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (a)
	(2) Melvin C. Bahle	(5) Sidney L. Jones		☐	☐	☐
	(3) John P. Fagan	(6) Bruce C. Lueck

_________________________________________________________________
(a)	To withhold a vote for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

	FOR	AGAINST	ABSTAIN
2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending in the year 2009.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2008

__________________________________________

Signature (and title if applicable)

__________________________________________

Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

SIT MUTUAL FUNDS

3300 IDS Center     Minneapolis, Minnesota 55402

(612) 334-5888; (800) 332-5580

SIT DEVELOPING MARKETS GROWTH FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger J. Sit, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Developing Markets Growth Fund (the "Fund"), held of record by the undersigned on August 15, 2008, at the annual meeting of shareholders of the Fund to be held on October 20, 2008, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(1) Roger J. Sit	(4) William E. Frenzel	(7) Donald W. Phillips	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (a)
	(2) Melvin C. Bahle	(5) Sidney L. Jones		☐	☐	☐
	(3) John P. Fagan	(6) Bruce C. Lueck

_________________________________________________________________
(a)	To withhold a vote for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

	FOR	AGAINST	ABSTAIN
2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending in the year 2009.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2008

__________________________________________

Signature (and title if applicable)

__________________________________________

Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

SIT MUTUAL FUNDS

3300 IDS Center     Minneapolis, Minnesota 55402

(612) 334-5888; (800) 332-5580

SIT U.S. GOVERNMENT SECURITIES FUND, INC.	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger J. Sit, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit U.S. Government Securities Fund, Inc. (the "Fund"), held of record by the undersigned on August 15, 2008, at the annual meeting of shareholders of the Fund to be held on October 20, 2008, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(1) Roger J. Sit	(4) William E. Frenzel	(7) Donald W. Phillips	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (a)
	(2) Melvin C. Bahle	(5) Sidney L. Jones		☐	☐	☐
	(3) John P. Fagan	(6) Bruce C. Lueck

_________________________________________________________________
(a)	To withhold a vote for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

	FOR	AGAINST	ABSTAIN
2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending in the year 2009.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2008

__________________________________________

Signature (and title if applicable)

__________________________________________

Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

SIT MUTUAL FUNDS

3300 IDS Center     Minneapolis, Minnesota 55402

(612) 334-5888; (800) 332-5580

SIT HIGH INCOME MUNICIPAL BOND FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger J. Sit, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit High Income Municipal Bond Fund (the "Fund"), held of record by the undersigned on August 15, 2008, at the annual meeting of shareholders of the Fund to be held on October 20, 2008, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(1) Roger J. Sit	(4) William E. Frenzel	(7) Donald W. Phillips	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (a)
	(2) Melvin C. Bahle	(5) Sidney L. Jones		☐	☐	☐
	(3) John P. Fagan	(6) Bruce C. Lueck

_________________________________________________________________
(a)	To withhold a vote for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

	FOR	AGAINST	ABSTAIN
2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending in the year 2009.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2008

__________________________________________

Signature (and title if applicable)

__________________________________________

Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

SIT MUTUAL FUNDS

3300 IDS Center     Minneapolis, Minnesota 55402

(612) 334-5888; (800) 332-5580

SIT TAX-FREE INCOME FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger J. Sit, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 15, 2008, at the annual meeting of shareholders of the Fund to be held on October 20, 2008, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(1) Roger J. Sit	(4) William E. Frenzel	(7) Donald W. Phillips	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (a)
	(2) Melvin C. Bahle	(5) Sidney L. Jones		☐	☐	☐
	(3) John P. Fagan	(6) Bruce C. Lueck

_________________________________________________________________
(a)	To withhold a vote for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

	FOR	AGAINST	ABSTAIN
2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending in the year 2009.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2008

__________________________________________

Signature (and title if applicable)

__________________________________________

Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

SIT MUTUAL FUNDS

3300 IDS Center     Minneapolis, Minnesota 55402

(612) 334-5888; (800) 332-5580

SIT MINNESOTA TAX-FREE INCOME FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger J. Sit, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Minnesota Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 15, 2008, at the annual meeting of shareholders of the Fund to be held on October 20, 2008, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(1) Roger J. Sit	(4) William E. Frenzel	(7) Donald W. Phillips	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (a)
	(2) Melvin C. Bahle	(5) Sidney L. Jones		☐	☐	☐
	(3) John P. Fagan	(6) Bruce C. Lueck

_________________________________________________________________
(a)	To withhold a vote for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

	FOR	AGAINST	ABSTAIN
2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending in the year 2009.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2008

__________________________________________

Signature (and title if applicable)

__________________________________________

Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

SIT MUTUAL FUNDS

3300 IDS Center     Minneapolis, Minnesota 55402

(612) 334-5888; (800) 332-5580

SIT MONEY MARKET FUND, INC.	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger J. Sit, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Money Market Fund, Inc. (the "Fund"), held of record by the undersigned on August 15, 2008, at the annual meeting of shareholders of the Fund to be held on October 20, 2008, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(1) Roger J. Sit	(4) William E. Frenzel	(7) Donald W. Phillips	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (a)
	(2) Melvin C. Bahle	(5) Sidney L. Jones		☐	☐	☐
	(3) John P. Fagan	(6) Bruce C. Lueck

_________________________________________________________________
(a)	To withhold a vote for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

	FOR	AGAINST	ABSTAIN
2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending in the year 2009.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2008

__________________________________________

Signature (and title if applicable)

__________________________________________

Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

SIT MUTUAL FUNDS

3300 IDS Center     Minneapolis, Minnesota 55402

(612) 334-5888; (800) 332-5580

SIT DIVIDEND GROWTH FUND	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger J. Sit, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Dividend Growth Fund (the "Fund"), held of record by the undersigned on August 15, 2008, at the annual meeting of shareholders of the Fund to be held on October 20, 2008, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.	Election of Directors:
	(1) Roger J. Sit	(4) William E. Frenzel	(7) Donald W. Phillips	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (a)
	(2) Melvin C. Bahle	(5) Sidney L. Jones		☐	☐	☐
	(3) John P. Fagan	(6) Bruce C. Lueck

_________________________________________________________________
(a)	To withhold a vote for an individual nominee, mark “For All Except” at right and write that nominee’s number on the line above:

	FOR	AGAINST	ABSTAIN
2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending in the year 2009.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: __________________________, 2008

__________________________________________

Signature (and title if applicable)

__________________________________________

Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND

RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.